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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K/A

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  April 5, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                                  e-MedSoft.com
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter



          Nevada                   1-15587                 84-1037630
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
      of Incorporation             Number                    Number



          1300 Marsh Landing Parkway, Suite 106, Jacksonville, FL 32250
          -------------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code



                                 (904) 543-1001
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

EXHIBIT
NUMBER     DESCRIPTION                          LOCATION

 10.12     Management Services and Joint        Filed herewith electronically
           Venture Agreement dated April 6,
           2000, between Prime RX.com, Inc.
           and e-MedSoft.com, as modified

 10.13     Master Preferred Provider Agree-     Filed herewith electronically
           ment between e-MedSoft.com and
           Prime RX.com, Inc.

 10.14     Agreement dated April 7, 2000        Filed herewith electronically
           between e-MedSoft.com and
           the shareholders of Prime RX.
           com, Inc.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   e-MedSoft.com


Dated: May 2, 2000                 By:/s/ Margaret A. Harris
                                      Margaret A. Harris, Chief Financial
                                      Officer







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